Capital Stock	12 Months Ended
Dec. 31, 2017
Share Capital, Reserves And Other Equity Interest [Abstract]
Capital Stock
CAPITAL STOCK

A.	CAPITAL MANAGEMENT
Capital is defined as long-term debt, bank loans and advances net of cash and cash equivalents and Shareholders' equity, which includes capital stock.

(in millions of Canadian dollars)	2017	2016
Cash and cash equivalents	(89)	(62)
Bank loans and advances	35	28
Long-term debt, including current portion	1,576	1,566
	1,522	1,532
Total equity	1,601	1,074
Total capital	3,123	2,606

The Corporation's objectives when managing capital are:

•	to safeguard the Corporation's ability to continue as a going concern in order to provide returns to Shareholders;

•	to maintain an optimal capital structure and reduce the cost of capital;

•	to make proper capital investments that are significant to ensure that the Corporation remains competitive; and

•	to redeem common shares based on an annual redemption program.

The Corporation sets the amount of capital in proportion to risk. The Corporation manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Corporation may adjust the amount of dividends paid to Shareholders, return capital to Shareholders, issue new shares and acquire or sell assets to improve its financial performance and flexibility.

The Corporation monitors capital on a monthly and quarterly basis based on different financial ratios and non-financial performance indicators. Also, the Corporation must conform to certain financial ratios under its various credit agreements. These ratios are calculated on an adjusted consolidated basis of restricted subsidiaries only. These are a maximum ratio of funded debt to capitalization of 65% and a minimum interest coverage ratio of 2.25x. The Corporation must also comply with a consolidated interest coverage ratio to incur additional debt. Funded debt is defined as liabilities as per the consolidated balance sheet, including guarantees and liens granted in respect of funded debt of another person but excluding other long-term liabilities, trade accounts payable, obligations under operating leases and other accrued obligations (2017 - $1,307 million; 2016 - $1,512 million). The capitalization ratio is calculated as “Shareholders' equity” as shown in the consolidated balance sheet plus the funded debt. Shareholders' equity is adjusted to add back the effect of IFRS adjustments as at December 31, 2010, in the amount of $208 million. The interest coverage ratio is defined as operating income before depreciation and amortization (OIBD) to financing expense. The OIBD is defined as net earnings of the last four quarters plus financing expense, income taxes, amortization and depreciation, expense for stock options and dividends received from a person who is not a credit party (2017 - $296 million; 2016 - $379 million). Excluded from net earnings are the share of results of equity investments and gains or losses from non-recurring items. Financing expense is calculated as interest and financial charges determined in accordance with IFRS plus any capitalized interest but excluding the amortization of deferred financing costs, up-front and financing costs and unrealized gains or losses arising from hedging agreements. It also excludes any gains or losses on the translation of long-term debt denominated in a foreign currency. The consolidated interest coverage ratio to incur additional debt is calculated as defined in the Senior notes indentures dated June 19, 2014 and May 19, 2015.

As at December 31, 2017, the funded debt-to-capitalization ratio stood at 44.01% and the interest coverage ratio was 3.88x. The Corporation is in compliance with the ratio requirements of its lenders.

The Corporation's credit facility is subject to terms and conditions for loans of this nature, including limits on incurring additional indebtedness and granting liens or selling assets without the consent of the lenders.

The unsecured senior notes are subject to customary covenants restricting the Corporation's ability to, among other things, incur additional debt, pay dividends and make other restricted payments as defined in the Indentures dated June 19, 2014 and May 19, 2015.

The Corporation historically invests between $150 million and $250 million annually on purchases of property, plant and equipment. These amounts are carefully reviewed during the course of the year in relation to operating results and strategic actions approved by the Board of Directors. These investments, combined with annual maintenance, enhance the stability of the Corporation's business units and improve cost competitiveness through new technology and improved process procedures.

The Corporation has an annual share redemption program in place to redeem its outstanding common shares when the market price is judged appropriate by Management. In addition to limitations on the normal course issuer bid, the Corporation's ability to redeem common shares is limited by its senior notes indenture.

B.	ISSUED AND OUTSTANDING
The authorized capital stock of the Corporation consists of an unlimited number of common shares, without nominal value, and an unlimited number of Class A and B shares issuable in series without nominal value. Over the past two years, the common shares have fluctuated as follows:

		2017		2016
	NOTE	NUMBER OF COMMON SHARES	IN MILLIONS OF CANADIAN DOLLARS	NUMBER OF COMMON SHARES	IN MILLIONS OF CANADIAN DOLLARS
Balance - beginning of year		94,526,516	487	95,310,923	490
Common shares issued on exercise of stock options	18(d)	461,442	5	262,836	2
Redemption of common shares	18(c)	—	—	(1,047,243)	(5)
Balance - end of year		94,987,958	492	94,526,516	487

C.	REDEMPTION OF COMMON SHARES
In 2017, in the normal course of business, the Corporation renewed its redemption program of a maximum of 946,066 common shares with the Toronto Stock Exchange, said shares representing approximately 1% of issued and outstanding common shares. The redemption authorization is valid from March 17, 2017 to March 16, 2018. In 2017, the Corporation redeemed no common share under this program (2016 - 1,047,243 common shares for an amount of $9 million).

D.	COMMON SHARE ISSUANCE
The Corporation issued 461,442 common shares upon the exercise of options for an amount of $4 million (2016 - $2 million for 262,836 common shares issued).

E.	NET EARNINGS PER COMMON SHARE
The basic and diluted net earnings per common share are calculated as follows:

	2017	2016
Net earnings available to common shareholders (in millions of Canadian dollars)	507	135
Weighted average number of basic common shares outstanding (in millions)	95	95
Weighted average number of diluted common shares outstanding (in millions)	98	97
Basic net earnings per common share (in Canadian dollars)	$5.35	$1.42
Diluted net earnings per common share (in Canadian dollars)	$5.19	$1.39

As at December 31, 2017, 240,880 stock options have an antidilutive effect (2016 - nil). As of February 28, 2018, no common share had been redeemed by the Corporation since the beginning of the financial year.

F.	DETAILS OF DIVIDENDS DECLARED PER COMMON SHARE ARE AS FOLLOWS

	2017	2016
Dividends declared per common share	$0.16	$0.16